Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated October 20, 2020 to the

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 28, 2020, as supplemented

IMPORTANT NOTICE TO INVESTORS

The statutory prospectus and SAI for Virtus Equity Trust have been updated to reflect changes to Virtus Tactical Allocation Fund, (the “Fund”).

Effective October 19, 2020, the disclosure for the Fund in the Virtus Equity Trust statutory prospectus and SAI is no longer valid. Please see the Fund’s separate statutory prospectus, summary prospectus and SAI for additional disclosure regarding these changes.

Investors should retain this amendment with the

Prospectuses and SAI for future reference.

VET 8019 TacticalAllocationChanges (10/2020)